UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2026

BRT APARTMENTS CORP.
(Exact name of Registrant as specified in charter)

Maryland	001-07172	13-2755856
(State or other jurisdiction of incorporation)	(Commission file No.)	(IRS Employer I.D. No.)

60 Cutter Mill Road, Suite 303, Great Neck, New York 11021
(Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code 516-466-3100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BRT	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

At our annual meeting of stockholders held on June 10, 2026 (the “Annual Meeting”), all of the proposals presented to our stockholders were approved. The proposals are described in detail in our proxy statement filed on April 20, 2026, as amended on April 30, 2026, with the Securities and Exchange Commission. Set forth below is a summary of the proposals and the voting results with respect thereto:

Proposal 1 - Election of Directors

To elect the directors named below for a term expiring at the 2029 annual meeting of the stockholders:
	For	Against	Abstain	Broker Non-Vote

Carol Cicero	12,550,266	1,808,509	36,417	2,487,398
Frederic H. Gould	13,475,355	899,564	20,273	2,487,398
Gary Hurand	12,014,545	2,360,366	20,281	2,487,398
Elie Weiss	13,883,328	412,133	99,731	2,487,398

Proposal 2– Advisory Vote on Executive Compensation

To approve, by non-binding vote, executive compensation for the year ended December 31, 2025:

For	Against	Abstain	Broker Non-Vote
13,967,597	201,767	225,828	2,487,398

Proposal 3– Ratification of the selection of Independent Registered Public Accounting Firm

To ratify of the selection of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2026:

For	Against	Abstain
16,693,688	162,882	26,020

Proposal 4– To approve the 2026 Incentive Plan

For	Against	Abstain	Broker Non-Vote
12,887,442	1,460,559	47,191	2,487,398

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	2026 Incentive Plan
101	Cover Page Interactive Data File - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRT APARTMENTS CORP.

June 10, 2026	By: /s/ Isaac Kalish
Isaac Kalish
Chief Financial Officer and Senior Vice President
(Principal Financial Officer)